Section 302 Certification (Chief Executive Officer               Exhibit 31.1
   --------------------------------------------------



   I, William L. McMahon, certify that:

1. I have reviewed this annual report on Form 10-K of Global Payment Technologies, Inc. ("GPT");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for GPT and have:

      a) designed such disclosure controls and procedures to ensure that material information relating to GPT, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b) evaluated the effectiveness of GPT's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based upon such evaluation; and

      c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to GPT's auditors and the audit committee of GPT's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect GPT's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in GPT's internal controls over financial reporting; and



   Date: January 22, 2008                                    s/William McMahon
         ----------------                                   --------------------
                                                President,CEO,CFO and Director

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

                      Certification Required by 18 U.S.C. Section 1350

In connection with the filing of the Annual Report on Form 10-K for the year ended September 30, 2008 (the "Report") by Global Payment Technologies, Inc. ("Registrant"), the undersigned hereby certifies that to the best of his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






                                     s/William L. McMahon
                                 -----------------------------------------------
                                     William L. McMahon
                                     Interim President, Chief Executive Officer,
                                     Vice President and Chief Financial Officer







Date: January 22, 2008
      ----------------



A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Global Payment Technologies, Inc. and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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